SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                               FORM 8-K
                            CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15 (d)
                OF THE SECURITIES EXCHANGE ACT OF 1934

    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 5, 2004
                                                     -----------

                      FRANKLIN ELECTRIC CO., INC.
                      ---------------------------
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           INDIANA                    0-362            35-0827455
           -------                    -----            ----------
(STATE OR OTHER JURISDICTION OF    (COMMISSION      (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)    FILE NUMBER)    IDENTIFICATION NO.)

        400 EAST SPRING STREET
           BLUFFTON, INDIANA                            46714
           ------------------                           -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)

                           (260) 824-2900
                            -------------
         (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 5.  Other Events
---------------------

The Board of Directors of Franklin Electric Co., Inc., an Indiana corporation (the "Registrant") approved a two-for-one stock split on May 5, 2004. The stock split will be effected in the form of a 100% stock distribution of one additional share of the Registrant's Common Stock ($.10 par value per share) for each issued share of Common Stock held of record on May 28, 2004. The additional shares will be distributed on or about June 15, 2004.

The information contained in the Registrant's press release dated May 5, 2004 with respect to the two-for-one stock split is included in
Exhibit 99 to this Form 8-K and is incorporated herein by reference.




                              SIGNATURES
                              ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       FRANKLIN ELECTRIC CO., INC.
                                       ---------------------------
                                              (Registrant)




Date May 11, 2004         By  /s/ Gregg C. Sengstack
     ------------             ----------------------------------
                              Gregg C. Sengstack, Senior Vice
                              President, Chief Financial
                              Officer and Secretary (Principal
                              Financial and Accounting Officer)

                    FRANKLIN ELECTRIC CO., INC.
                           EXHIBIT INDEX


                Exhibit
                Number                     Description
                ------                     -----------

                99                         Press Release



EXHIBIT 99


Press Release
-------------


For Immediate Release                          For Further Information
                                           Refer to Gregg C. Sengstack
                                                          260/824-2900


                       FRANKLIN ELECTRIC COMPANY
                   ANNOUNCES TWO-FOR-ONE STOCK SPLIT

BLUFFTON, INDIANA - MAY 5, 2004 - Franklin Electric Co., Inc. (NASDAQ:
FELE) announced that its Board of Directors approved a two-for-one stock split. The stock split will be effected in the form of a 100% stock distribution of one additional share of common stock for each issued share of common stock held of record on May 28, 2004. The additional shares will be distributed on or about June 15, 2004. On February 27, 2004, the Company had 10,988,572 shares of common stock outstanding.

R. Scott Trumbull, Chairman, Chief Executive Officer and President, stated, "We are taking this action in response to our record earnings and stock price performance. We want to make our stock accessible to a broader range of investors, improve its marketability and enhance shareowner value. As we look forward, we are confident in the long-term growth opportunities for our company."

Franklin Electric, a technical leader in electric motors, drives and controls, is the world's largest manufacturer of submersible water and fueling systems motors, a manufacturer of underground fueling systems hardware and flexible piping systems and a leader in engineered industrial motor products.

                               ########

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. Any forward looking statements contained herein involve risks and uncertainties, including but not limited to, general economic and currency conditions, various conditions specific to the Company's business and industry, market demand, competitive factors, supply constraints, technology factors, government and regulatory actions, the Company's accounting policies, future trends, and other risks which are detailed in the Company's Securities and Exchange Commission filings. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements.

1